UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ONEMEDNET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ONEMEDNET CORPORATION

6385 Old Shady Oak Road, Suite 250 Eden Prairie, MN 55344

May 13, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders of OneMedNet Corporation (the “Company”) to be held at 11:00 am Eastern Time on Friday, May 31, 2024. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. You will be able to attend the annual meeting by first registering at http://www.____________. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, three persons will be elected to our board of directors. In addition, we will ask stockholders, we will ask stockholders to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the private placement of senior secured convertible notes and common stock purchase warrants issued by us pursuant to the terms of that certain securities purchase agreement, dated March 28, 2024 (the “Securities Purchase Agreement”), by and among OneMedNet Corporation with Helena Global Investment Opportunities 1 Ltd. (the “Investor”), an affiliate of Helena Partners Inc., a Cayman-Islands based advisor, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such senior secured convertible notes and common stock purchase warrants. Our board of directors recommends the approval of this proposal and to vote in favor of the three directors nominated for election. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company.

Sincerely,

/s/ Aaron Green
Aaron Green
Chief Executive Officer and President

ONEMEDNET CORPORATION

6385 Old Shady Oak Road, Suite 250
Eden Prairie, MN 55344

May 13, 2024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 11:00 a.m. Eastern Time

DATE: Friday, May 31, 2024

ACCESS:

You will be able to attend the annual meeting by first registering at http://www._____________. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2024 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www._____________. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to ________ in advance of the meeting.

PURPOSES:

1.	to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the private placement of senior secured convertible notes and common stock purchase warrants issued by us pursuant to the terms of that certain securities purchase agreement, dated March 28, 2024 (the “Securities Purchase Agreement”), by and among OneMedNet Corporation and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such senior secured convertible notes and common stock purchase warrants; and

2.	to re-elect three directors to serve three-year terms expiring in 2027; and

3.	to transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of OneMedNet Corporation common stock at the close of business on May 6, 2024. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 6385 Old Shady Oak Road, Suite 250
Eden Prairie, MN 55344.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Lisa Embree
Lisa Embree
Secretary

i

ONEMEDNET CORPORATION

6385 Old Shady Oak Road, Suite 250
Eden Prairie, MN 55344

PROXY STATEMENT FOR THE ONEMEDNET CORPORATION

2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, MAY 31, 2024

This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of OneMedNet Corporation, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 am, Eastern Time, on Friday, May 31, 2024. You will be able to attend the annual meeting by first registering at http://www._____. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

In this proxy statement, we refer to OneMedNet Corporation as “OneMedNet,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.

On or about May 16, 2024, we intend to begin sending this proxy statement, the attached notice of 2024 annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2023 annual report, which includes our financial statements for the fiscal year ended December 31, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON FRIDAY, MAY 31, 2024

This proxy statement, the notice of 2024 annual meeting of stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at http://www.________. To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to access the annual meeting.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at Home Page - OneMedNet IR. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

ONEMEDNET CORPORATION

6385 Old Shady Oak Road, Suite 250
Eden Prairie, MN 55344

Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors (the “Board”) is soliciting your proxy to vote at the special meeting of stockholders to be reconvened virtually, on Friday, May 31, 2024 at 11:00 a.m. Eastern Time and any further adjournments or any postponements of the meeting, which we refer to as the special meeting. This proxy statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of our common stock on the record date. We intend to commence distribution of the proxy materials to stockholders on or about May 16, 2024.

Why are you seeking approval for the issuance of shares of common stock in connection with the financing transaction?

On March 28, 2024, OneMedNet Corporation (the “Company”) entered into a definitive securities purchase agreement (the “Securities Purchase Agreement”) with Helena Global Investment Opportunities 1 Ltd. (the “Investor”), an affiliate of Helena Partners Inc., a Cayman-Islands based advisor and investor providing for up to USD$4.54 million in funding through a private placement for the issuance of senior secured convertible notes (the “Notes”). In connection with the issuance of the Notes, the Company will issue to the Investor common stock purchase warrants (the “Warrants”) across multiple tranches (the “Tranches”) consisting of an initial tranche (the “Initial Tranche”) of (i) an aggregate principal amount $2,000,000.00 and including an original issue discount (“OID”) of up to an aggregate of $300,000.00 plus Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts (defined below). The second tranche (the “Second Tranche”) consists of an aggregate principal amount of Notes of up to $350,000.00 and including an OID of up to $52,500.00 and Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranche. The Securities Purchase Agreement contemplates three subsequent Tranches each of which shall be in an aggregate principal amount of Notes of up to $1,000,000 each and each including an OID of 15.0% of the applicable principal amount, and Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranches.

The purchase price of a Note and its accompanying Warrant shall be computed by subtracting the portion of the OID represented by that such Note from the portion of the principal amount represented by such Note (a “Purchase Price”). The Securities Purchase Agreement defines Warrant Share Amounts means in respect of any Warrant issued in a Closing the initial amount of shares of Common Stock (the “Warrant Shares”) for which such Warrant may be exercised and which shall be equal to the applicable principal amount of the Note issued to the Investor in such closing multiplied by 50% and divided by the 95% of lowest VWAP over the ten Trading Day period immediately preceding the applicable Closing Date.

In connection with the closings of each Tranche, a portion of the proceeds will be held in escrow (the “Escrow”) pursuant to an executed Escrow Agreement dated as of March 28, 2024 in accordance with the following: (i) $1,350,000.00 of the net proceeds of the Initial Tranche will be paid into the Escrow Account for distribution in accordance with the release of proceeds conditions (the “Release Conditions” discussed below), with the balance of the net proceeds paid to the Company less initial closing expenses relating to such Initial Tranche; (ii) 100% of the net proceeds of the Third Tranche shall be paid into the Escrow Account for distribution in accordance with the Release Conditions; and (iii) 75% of the net proceeds of the Third Tranche shall be paid into the Escrow Account for distribution in accordance with the Release Conditions with the balance of the net proceeds of the Third Tranche being paid to the Company less initial closing expenses relating to such Third Tranche.

To the extent the number of shares of Common Stock issued in connection with the Offering is greater than anticipated, the market price of our Common Stock could decline further.

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Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock under the Financing Transaction. For more information, see “Proposal 1: Issuance Proposal” contained elsewhere in this proxy statement.

Why Are You Holding a Virtual Special Meeting?

This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board or management, as time permits.

How Do I Access the Virtual Special Meeting?

The live webcast of the special meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the special meeting to allow time for you to log-in and test your device’s audio system. The virtual special meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the special meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the special meeting.

Log-in Instructions. To be admitted to the virtual special meeting, you will need to log-in at www._____________ using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the special meeting.

What Happens if There Are Technical Difficulties during the Special Meeting?

Beginning 15 minutes prior to, and during, the special meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual special meeting or voting at the special meeting. If you encounter any difficulties accessing the virtual special meeting during the check-in or meeting time, please call 844-_______ (US) or _________ (international).

Who May Vote?

Only stockholders of record at the close of business on May 6, 2024 will be entitled to vote at the special meeting. On this record date, there were _______ shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on May 6, 2024, your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.

If on May 6, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

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How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting.

Record Holders

If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

¨	By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.

¨	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.

¨	At the time of the virtual special meeting. If you attend the virtual special meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 3, 2024.

Beneficial Owners

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does Our Board Recommend that I Vote on the Proposal?

Our Board recommends that you vote as follows:

✔	“FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock underlying the private placement of senior secured convertible notes and common stock purchase warrants issued by us pursuant to the terms of that certain securities purchase agreement, dated March 28, 2024 (the “Securities Purchase Agreement”), by and among OneMedNet Corporation and the investors named therein (collectively, the “Issuance Proposal”); and

✔	“FOR” the election of the nominees for director.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you previously gave us your proxy, or give us your proxy after receiving this proxy statement, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:

¨	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

¨	by re-voting by Internet or by telephone as instructed above;

¨	by notifying OneMedNet’s Secretary in writing before the special meeting that you have revoked your proxy; or

¨	by attending the virtual special meeting and voting your shares online at the meeting. Attending the special meeting virtually will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by proxy via telephone, Internet, proxy card, or virtually at the meeting, is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire.

Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Issuance Proposal -- The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting is required to approve the Issuance Proposal. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Since no agenda items qualify for discretionary broker voting, there will not be any broker non-votes counted.

Proposal 2: Elect Directors -- The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the special meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the special meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $20,000 in total.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of one third of the voting power of all outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Votes and abstentions of stockholders of record who are present at the special meeting in person or by proxy are counted for purposes of determining whether a quorum exists.

Who should I contact if I have any questions about how to vote?

If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201, Jericho, NY 11753

Telephone: (855) 414-2266 or Email: onemednet@laurelhill.com

Attending the Special Meeting

The special meeting will be reconvened in a virtual meeting format only. To attend the virtual special meeting, go to www._____________ shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the special meeting, you can view a replay of the Webcast at www._____________ until one year from the date of the meeting. You need not attend the special meeting in order to vote.

Householding of Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple OneMedNet stockholders live in your household. This practice, which has been approved by the Securities and Exchange Commission (the “SEC”), is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our proxy materials to you if you write or call our corporate secretary at: 6385 Old Shady Oak Road, Suite 250 Eden Prairie, MN 55344. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

✔	following the instructions provided on your proxy card; or

✔	following the instructions provided when you vote over the Internet.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 6, 2024 (our record date) for (a) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of May 6, 2024 pursuant to the conversion of notes, the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on [23,850,010] shares of common stock outstanding on May 6, 2024.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(2)
Directors and Named Executive Officers:
Dr. Jeffrey Yu(3)	2,983,787	12.5%
Dr. Thomas Kosasa(4)	10,842,808	45.5%
Paul Casey(5)	511,263	2.1%
Aaron Green(6)	364,894	1.5%
Erkan Akyuz(7)	-	-
Eric Casaburi(8)	-	-
Robert Golden(9)	-	-
Dr. Julianne Huh(10)	5,000	*
Lisa Embree(11)	26,706	*
All current directors and executive officers as a group (9 persons)	14,734,458	61.8%

* Represents beneficial ownership of less than 1% of the outstanding shares.

(1)	Unless otherwise indicated, the business address for each stockholder listed is c/o OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250 Eden Prairie, MN 55344.

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(2)	Applicable percentage ownership is based on 23,850,010 shares of our common stock outstanding, together with securities exercisable or convertible into shares of our common stock within 60 days of May 6, 2024 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(3)	Consists of 2,435,617 existing shares of Common Stock plus 266,256 share of Common Stock and 250,000 upon conversion of the Pre-Closing PIPE Notes and 31,914 shares underlying 31,914 warrants related to the Pre-Closing PIPE and the Warrant Agreements executed at the closing of the Business Combination to Jeffrey Yu, our founder and Chairman of the Board, and to the Revocable Trust of Jeffrey N.C. Yu. Dr. Yi disclaims any such beneficial ownership except to the extent of his pecuniary interest. Does not include 45,000 shares of common stock issuable for service on the board.

(4)	Consists of 8,333,824 existing shares of Common Stock plus 2,227,070 shares of Common Stock and 250,000 upon conversion of the Pre-Closing PIPE Notes and 31,914 shares underlying 31,914 warrants related to the Pre-Closing PIPE and the Warrant Agreements executed at the closing of the Business Combination to Thomas Kosasa, a member of our Board of Directors. Does not include 45,000 shares of common stock issuable for service on the board.

(5)	Consists of 511,263 shares of common stock. and does not include options to purchase 147,000 shares of common stock that are exercisable within 60 days 5 years of May 6, 2024. Does not include 45,000 shares of common stock issuable for service on the board.

(6)	Consists of 148,936 upon conversion of the Pre-Closing PIPE Notes and 15,958 shares underlying 15,958 warrants related to the Pre-Closing PIPE and the Warrant Agreements executed at the closing of the Business Combination to Aaron Green. Includes 200,000 shares of common stock that vest in May 2024. Does not include 45,000 shares of common stock issuable for services as Chief Executive Officer or RSUs granted, but not vested.

(7)	Does not include 45,000 shares of common stock issuable to Erkan Akyuz for his service on the board.

(8)	Does not include 45,000 shares of common stock issuable to Eric Casaburi for his service on the board.

(9)	Does not include 45,000 shares of common stock issuable to Robert Golden for his service on the board.

(10)	Consists of 5,000 shares of common stock that were issued in exchange for Data Knights Acquisition Corp shares and does not include 45,000 shares of common stock issuable to Dr. Julianne Huh for her service on the board.

(11)	Does not include 45,000 shares of common stock issuable to Lisa Embree for her service as Chief Financial Officer or RSUs granted, but not vested.

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MANAGEMENT AND CORPORATE GOVERNANCE

Our Board

Our Charter provides that our business is to be managed by or under the direction of our Board. Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board consists of eight members classified into three classes as follows: (1) Erkan Akyuz, Paul Casey, and Robert Golden constitute the Class I directors and their current term will expire at the 2024 annual meeting of stockholders; (2) Eric Casaburi, Dr. Julianne Huh and Dr. Thomas Kosasa constitute the Class II directors and their current term will expire at the 2025 annual meeting of stockholders, and (3) Dr. Jeffrey Yu and Aaron Green constitute the Class III directors and their current term expires at the 2026 annual meeting of stockholders.

On March 29, 2024, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Mr. Aaron Green to fill the vacancy created by the retirement of R. Scott Holbrook for a term of three years to serve until the 2026 annual meeting of stockholders, and his respective successor has been elected and qualified.

Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of the date hereof. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Aaron Green	50	Chief Executive Officer, President and Director
Dr. Jeffrey Yu	56	Chairman of the Board of Directors, Founder,
		Chief Medical Officer, Vice President
Paul Casey	78	Director
Erkan Akyuz	55	Director
Eric Casaburi	49	Director
Robert Golden	62	Director
Dr. Julianne Huh	55	Director
Dr. Thomas Kosasa	79	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with OneMedNet either directly or indirectly. Based upon this review, our Board has determined that the following members of our Board are “independent directors” as defined by The Nasdaq Stock Market:

1.	Erkan Akyuz
2.	Eric Casaburi
3.	Robert Golden
4.	Dr. Julianne Huh
5.	Dr. Thomas Kosasa

Aaron Green, Chief Executive Officer, President and Director — Mr. Green is a healthcare IT business transformation leader with more than 20 years of leadership experience in healthcare management, sales, strategic planning, M&A, product development, customer support and services operations. Prior to joining OneMedNet, Mr. Green served in a variety of healthcare technology roles including most recently at Optum, a United Health Group company (NYSE: UHG), a leading healthcare technology company, as Vice President Cloud Solutions. At Optum, Mr. Green was responsible for developing and attaining the P&L, Bookings, Revenue and EBIDTA targets of its Cloud Solution lines. Before Optum, Mr. Green worked nearly six years with Change Health Care, most recently as Vice President Cloud Solutions. Previously, Mr. Green worked for more than 15 years with McKesson growing to Division Vice President, Sales where he led an organization of 50+ executives, salespersons and staff, across the US, Canada, and the US government territories. He holds a Bachelor of Science in Biochemistry from the University of Victoria, British Columbia, a Systems Analyst Diploma from Royal Roads University, British Columbia, and an Executive MBA from the Wharton School.

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Dr. Jeffrey Yu, Founder, Chief Medical Officer, Vice President, Chairman of the Board — OneMedNet was founded in 2006 by Dr. Jeffrey Yu who applies his 28 years of sophisticated healthcare IT experience to the company every day. Dr. Jeffrey Yu is a board-certified Radiologist and is also fellowship-trained and board-certified in Nuclear Medicine. In 2006, he was part of a small group that recognized there was a need to develop electronic sharing technology to help imaging specialists move patient imaging studies quickly, securely, and cost-effectively. Dr. Yu’s early research and development led to the BEAM solution which helped improve care and outcomes for stroke and trauma patients. In 2009, he started OneMedNet Corporation to commercialize the BEAM product. Since that time, Dr. Yu has remained an integral part of the strategic decision-making within OneMedNet. Dr. Yu received his BS at U.C. Berkeley, MD at Wake Forest University, conducted MRI research at Stanford University, and completed his Radiology residency and Nuclear Medicine fellowship at the Mallinckrodt Institute at Washington University.

Paul Casey, Director — Paul Casey is a seasoned executive and operator, bringing more than 40 years of senior management experience in both the public and private sectors across a variety of industries, including airlines, tourism, software, and medical devices and technology. Mr. Casey is widely respected for his confluence of strategic vision, finance, operations, marketing, and commercialization expertise supplementing his strong track record of building and maintaining shareholder value. Previously Mr. Casey was on the board of TZ Limited, a global leader in electronic locking devices (Australian listed company) and concurrently on the board of a Chicago based subsidiary PDT Limited, a leading industrial design firm focused on consumer military and medical devices. Throughout his career, Mr. Casey has leveraged his multi-functional expertise to drive business value creation and expansion.

He took over Hawaiian Airlines (then AMEX Global listed) right after the company emerged from bankruptcy and successfully refocused the company on revenue creation while changing the culture from top down to bottom up, in addition to replacing an aging fleet with more modern aircrafts and renegotiated six union contracts. Prior to his tenure at Hawaiian Airlines, Mr. Casey ran a tourism focused software company in Bangkok (Galaxy Systems), working with Macquarie Bank in Hong Kong to pursue M&A opportunities in the tourism sector. Mr. Casey has been an angel investor in a number of startup companies and been a mentor and advisor to many founders. Additionally, Mr. Casey was an investor in a collection of boutique hotels in California and Oregon under the umbrella of Greystone Hotels.

Erkan Akyuz, Director — Mr. Akyuz presently serves as President and Chief Executive Officer of Lyniate where under his leadership, since carving out Rhapsody from Orion Health in 2018, Lyniate has been on a steadfast mission to cover the crucial corners in healthcare interoperability. In 2019 it merged with Corepoint Health, and this year it has released two new versions of Rhapsody and another version of Lyniate Corepoint, as well as new products that were not in its portfolio prior to 2021. One of the new products is Lyniate Rapid, which is an API gateway and management tool that helps healthcare systems as well as healthcare IT vendors manage and secure API communications in FHIR and non-FHIR formats. Before taking on this position, Mr. Akyuz was President of Medical Imaging, Workflow, and Care Solutions for McKesson Technology Solutions/Change Healthcare and before joining the McKesson IWS team in 2014, he was President and Chief Executive Officer at Vital Images Inc. and Executive Vice President and Chief Technology Officer at Agfa Healthcare, with oversight of the Medical Imaging Informatics business. Mr. brings more than 20 years of healthcare IT experience to OneMedNet. Mr. Akyuz earned an Executive MBA INSEAD (2007), a Master’s in Computer Science from the Navy Postgraduate School (1997) and a Bachelor’s Degree in Electrical, Electronics and Communications Engineering (1991) from the Naval Academy.

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Eric Casaburi, Director — Eric Casaburi is an experienced entrepreneur and chief executive officer with a successfully demonstrated history of explosive growth in the franchising, health and wellness, food services, and real estate industries including founding and leading RetroFitness from a start-up single-gym business to a $150 Million per year in sales operation while expanding its national footprint. Mr. Casaburi has founded and held positions as chief executive officer for multiple franchise brands each having successful exits with impressive returns for investors and private equity partners. Since 2021, Mr. Casaburi has served as founder and Chief Executive Officer of Serotonin Enterprises LLC, a cutting edge Anti-Aging Health Optimization Franchise that offers a vast service menu covering all aspects of optimal health, appearance and performance. Serotonin Centers have been featured in the Franchise Times as the first franchise of its kind in the United States. Since 2019, Mr. Casaburi has served as the Chair of TIGER 21 Orlando, a group of men and woman who have achieved both success and significance in their lives that helps members build the skill set to successfully transition from focused entrepreneurs to disciplined managers of wealth.

Since 2020, Mr. Casaburi has founded and operated Longevity Brands and since 2016, Mr. Casaburi founded and owns CEVD Holdings, a commercial real estate investment and management company. From 2005 to 2019, Mr. Casaburi founded and ran Fierce Brands (RetroFitness) as Chief Executive Officer and continues as a Board Member, which is a highly successful fitness center business and expanded into a sought-after fitness franchise with annual sales of more than $153 million and more than 150 locations in the first 10 years. Developed all sales, operations, and marketing systems for both the fitness centers and the franchise. Designed and implemented a diversified reoccurring revenue model to improve business health and value. Mr. Casaburi also founded and served as the Chief Executive Officer of Fierce Brands (Lets YO! Yogurt) from 2012-2015, self-serve yogurt and treats restaurant popularized through social media savvy, in which he franchised the business model and opened 24 restaurants in the first year and led to a successful exit to an industry private equity firm.

Robert Golden, Director — Mr. Robert (Bob) Golden is an accomplished Certified Public Accountant (“CPA”) with more than 30 years of experience. Mr. Golden is currently the Managing Partner of Cohen, Bender & Golden LLP, where he provides consulting, accounting and tax services to middle market businesses and owners since September 2015. Prior to that, from January 2013 to August 2015, Mr. Golden worked at Fenton & Ross Accountancy Corporation and, from September 2004 to December 2012, at Saffer & Flint Accountancy Corporation. From December 1989 to June 2004, Mr. Golden was at Good Swartz Brown & Berns LLP (“GSBB” now CohnReznick), where he served as a partner from 1994 onwards. There, Mr. Golden performed administrative duties, including overseeing the company’s merger negotiations in 2000 and performed financial statement audits, reviews and income tax planning for middle market businesses and owners. While at GSBB and continuing today, Mr. Golden consults with his business clients to assist their entrepreneurial owners to better understand the financial performance of their businesses and to help them improve operational efficiencies and profitability by acting as their outside CFO. Bob also assists with structuring and negotiating financing, compensation planning, investment opportunity review, as well as merger and acquisition activities and works with wealthy families acting in a CFO-type role for their family office activities. After leaving GSBB in 2004, in addition to continuing to provide consulting services to middle-market companies, Bob was the owner and CEO of several companies in the construction and engineering field, coffee and baked goods industries and also syndicated commercial real estate acquisitions.

From September 1984 to December 1989, Mr. Golden was a CPA at Ernst & Young in Los Angeles. Apart from his experience as a CPA, Mr. Golden is currently the Chief Financial Officer of Promo Shop, Inc. & Subsidiaries, a specialty advertising promotional products multi-office distributor based in Los Angeles. Mr. Golden establishes the company’s annual budget among other duties and has been in this role since January 2008. Mr. Golden is also currently the Chief Financial Officer at iKahan Media, Inc., an out of home media company specializing in digital and traditional billboards and advertisement, where he has served since September 2014. Mr. Golden is a member of the Board of Directors of Talon International, Inc. (OTCMKTS: TALN), the world’s oldest and largest zipper manufacturer.

In 1984, Mr. Golden received his Bachelor of Science degree in Business Administration from the University of Southern California. Mr. Golden also holds a Certified Public Accountant certification from the California Board of Accountancy, is an Investment Advisor Representative with the SEC and is a Licensed Engineering Contractor with the California Contractors State License Board. We believe Mr. Golden is well-qualified to serve as a member of our board of directors due to his extensive experience as a Certified Public Accountant at numerous firms as well as his experience as an executive officer at multiple companies.

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Dr. Julianne Huh, Director — Dr. Julianne Huh has served as an Independent Director, and a Member of the Audit Committee and Compensation Committee of Data Knights Acquisition Corp since its IPO on May 11, 2021. Since October 2017, Dr. Huh has been serving as the Director of S&I F&B Management Sdn., Bhd. based in Kuala Lumpur, Malaysia, where she manages the overall business, operations and marketing of 2 Ox French Bistro. From June 2016 to August 2017, Dr. Huh served as the Vice President of The Mall of Korea based in Bangkok, Thailand, where she managed projects for business set-up, construction of department stores and nine restaurants. Dr. Huh also managed the overall business, operations and marketing while serving as the Vice President during this time. From November 2013 to June 2016, Dr. Huh served as the Director of Business Development of Juna International Ltd based in Shanghai, China and Seoul, Korea, where she oversaw China Business Development in the entertainment and music industry.

From August 2006 to June 2016, Dr. Huh founded the Wonderful World of Learning (WWL) and served as its General Manager based in Shanghai, where she managed the overall business and operations of the preschool, curriculum development and teacher training. From October 2011 to May 2014, Dr. Huh served as the Managing Partner as well as Vice President of Pronovias Korea based in Seoul, Korea, where she launched the wedding dress brand “Pronovias” of the Spain flagship store as the sole franchise for the Korean market. Dr. Huh also oversaw and managed operations, marketing, PR and bi-annual buying and merchandising. From September 2009 to September 2019, Dr. Huh founded Only Natural Organic Bath Products based in Shanghai, China, where she was in charge of brand development and sales for charity purposes. In May 2005, Dr. Huh received her Doctor of Education (Ed. D) degree at the University of Massachusetts in the U.S. In May 1995, Dr. Huh received her Master of Education (M. Ed) degree from the University of Massachusetts in the U.S. In June 1993, Dr. Huh completed two semesters of courses at the MBA program at the Yonsei University in Seoul, Korea. In February 1991, Dr. Huh received her Bachelor of Arts degree in English Language and Literature from Ewha Women’s University in Seoul, Korea. We believe Dr. Huh is well-qualified to serve as a member of our board of directors due to her experience in global finance, as well as her network of contacts and relationships.

Dr. Thomas Kosasa, Director — Dr. Thomas Kosasa is a renowned Ob/Gyn/Fertility specialist at the Pacific In Vitro Fertilization Institute, and serves on the Board of Trustees of Pan Pacific Surgical and as a professor of reproductive endocrinology at the University of Hawaii, John A. Burns School of Medicine. Dr. Kosasa is a consultant for Maternal and Reproductive Health for the Food and Drug Administration and a past member for the Hawaii State Board of Medical Examiners and the Food and Drug Administration. Dr. Kosasa is a retired Major in the United States Army and was the Chief of Gyn-Surgical Service and the Director of the Infertility Division at Martin Army Hospital in Fort Benning, GA. Dr. Kosasa graduated from Dartmouth College and earned his medical degree at the McGill University School of Medicine. He completed his residency in obstetrics and gynecology and fellowship in reproductive endocrinology at Harvard Medical School in the Boston Hospital for Women, and completed a Reproductive Endocrinology Fellowship at the Peter Bent Brigham Hospital, Harvard Medical School. Dr. Kosasa’s Professional Societies include American College of Obstetricians and Gynecologists, American Fertility Society, Board of Trustees, Pan Pacific Surgical Association, Hawaii Medical Association and Pacific Coast Obstetrical and Gynecological Society.

The Board Diversity Matrix, below, provides the diversity statistics for our Board.

Board Diversity Matrix (As of May 2, 2024)

Total Number of Directors: 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	1	6	–	–
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian (other than South Asian)	1	2	–	–
South Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	-	–	–
White	–	4	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Persons with Disabilities	–

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Disclosure Pursuant to Rule 5605(f)(3) of the Nasdaq Listing Rules

Rule 5605(f)(2) of the Nasdaq Listing Rules requires us, as a smaller reporting company, to have, or explain why we do not have, at least two members of our Board who are “diverse,” as defined by Nasdaq, including at least one diverse director who self-identifies as female.

We acknowledge and support the general principles behind the diversity objectives set forth in Rule 5606(f)(2)(C) of the Nasdaq Listing Rules and pleased to report that OneMedNet complies with Rule 5606(f)(2)(C) of the Nasdaq Listing Rules.

Committees of our Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2023, there was one meeting of our Board following the closing, on November 7, 2023, of the Business Combination. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2023. Our Board has adopted a policy under which each member of our Board makes every effort to but is not required to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee met once times during the fiscal year ending year ended December 31, 2023, following the closing, on November 7, 2023, of the Business Combination. This committee currently has three (3) members: Robert Golden, as Chairman, Erkan Akyuz, Thomas Kosasa and Dr. Julianne Huh. Our Board has determined that all members of the Audit Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. In addition, the Board has determined that each of Mr. Bernstein and Mr. Schechter is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K and has designated each of them to fill that role.

The Audit Committee (a) assists the Board in fulfilling its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures; (iii) the qualifications and independence of the Company’s independent auditors; and (iv) the performance of the Company’s independent auditors; and (b) prepares any reports that the rules of the SEC require be included in the Company’s annual proxy statement.

The Audit Committee is responsible for the oversight of the Company’s financial reporting process on behalf of the Board and such other matters as specified in the Committee’s charter or as directed by the Board. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (or to nominate the independent registered public accounting firm for stockholder approval), and each such registered public accounting firm must report directly to the Audit Committee. Our Audit Committee must approve in advance all audit, review and attest services and all non-audit services (including, in each case, the engagement and terms thereof) to be performed by our independent auditors, in accordance with applicable laws, rules and regulations.

A copy of the Audit Committee’s written charter is publicly available on our website at Governance Documents - OneMedNet IR.

Compensation Committee. Our Audit Committee met once times during the fiscal year ending year ended December 31, 2023, following the closing, on November 7, 2023, of the Business Combination. This committee currently has three (3) members: Erkan Akyuz, as Chairman, Dr. Thomas Kosasa and Eric Casaburi. Our Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee (i) assists the Board in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.

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A copy of the Compensation Committee’s written charter is publicly available on our website at Governance Documents - OneMedNet IR.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee did not meet during the fiscal year ending December 31, 2022. This committee currently has two (2) members: Erkan Akyuz, and Robert Golden. Our Board has determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee assists the Board in (i) identifying qualified individuals to become directors, (ii) determining the composition of the Board and its committees, (iii) developing succession plans for executive officers, (iv) monitoring a process to assess Board effectiveness, and (v) developing and implementing the Company’s corporate governance procedures and policies. The Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board and its committees.

The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. To date no security holders have made any such recommendations.

The Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with its written charter. Threshold criteria include personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

Pursuant to our bylaws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the Board, by any nominating committee or person appointed for such purpose by the Board, or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the annual meeting of the previous year; provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received no earlier than 120 days prior to such annual meeting and not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders for the purpose of electing directors, not earlier than 120 days prior to such special meeting and not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. Such stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act or other applicable law; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

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The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded.

A copy of the Nominating and Corporate Governance Committee’s written charter, including its appendices, is publicly available on our website at Governance Documents - OneMedNet IR.

Compensation Committee Interlocks and Insider Participation.

The Compensation Committee consists of Erkan Akyuz, Robert Golden and Dr. Julianne Huh. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the Board or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

Board Leadership Structure and Role in Risk Oversight

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board is to oversee our management and, in doing so, serve our best interests and the best interests of our stockholders. Our Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board also participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board and committee meetings.

Our corporate governance practices do not indicate a particular board structure, and our Board has the flexibility to select its chair and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of Chair and the Chief Executive Officer may be filled by either one individual or two individuals. The Board has elected to separate the positions of Chair and Chief Executive Officer.

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Our officers are appointed by our Board and hold office until they resign or are removed from office by the Board. Mr. Silverman, Mr. Singer, Mr. Bernstein and Mr. Schechter qualify as independent directors.

Stockholder Communications to our Board

Stockholders who have questions or concerns should contact our Investor Relations team at 800-811-559. However, any stockholders who wish to address questions regarding our business directly with our Board, or any individual director, should direct his or her questions in writing to the Chairman of our Board at 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036, or via e-mail at ir@synaptogen.com. Communications will be distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board may be excluded, such as:

●	junk mail and mass mailings;
●	resumes and other forms of job inquiries;
●	surveys; and
●	solicitations or advertisements.

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In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Hedging Policy

The Company has a policy that prohibits executives and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and “put” and “call” options.

Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).

Executive Officers

The following table sets forth certain information as of May 2, 2024 regarding our executive officer who is not also a director.

Name	Age	Position
Lisa Embree	53	Chief Financial Officer, Vice President — Finance

Lisa Embree — Chief Financial Officer, Executive Vice President, Treasurer and Secretary— Ms. Embree is a Certified Professional Accountant with 18 years of senior-level business experience. During this time, she has gained very strong and impactful business competencies within administrative & financial management, financial accountability, and communication & strategic partnerships. Previous to OneMedNet, she was the Director of Finance for Equicare Health, and an Accounting Manager with Haemonetics Corporation (NYSE: HAE). Lisa has a Bachelor of Science (BSc) from Simon Fraser University, Business Administration (BA) from British Columbia Institute of Technology, and is a member of the Certified Public Accountants of Canada.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by OneMedNet Corporation including as our predecessor company (“OneMedNet Sub”), (i) all individuals that served as our principal executive officer or acted in a similar capacity for us at any time during the fiscal year ended December 31, 2023; (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2023; and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at December 31, 2023 (collectively, the “named executive officers”).

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The Compensation Committee of the Board is responsible for determining executive compensation.

Name and Principal Position	Year	Salary ($)	Contract Income	RUS $	Stock Options ($)	Bonus ($)	All Other Comp	Total

Paul Casey(1)	2024	$48,000		$31,950	$147,000			$226,950
	2023	$144,000			$25,000			$169,000
	2022	$84,545	$60,000				$441,000	$585,545
	2021	$0
	2020	$0

Aaron Green(2)	2024	$116,667		$173,950		$106,435		$397,052
	2023	$58,333						$58,333

Doug Arent(3)	2023	$173,590			$0			$173,590
	2022	$161,200			$10,000		$46,473	$217,673
	2021	$155,000			$10,000			$165,000
	2020	$109,792			$100,000			$209,792

Saurabh Mathur(4)	2022	$218,750			$100,000	$5,000		$323,750
	2021	$0
	2020	$0
	2019	$0

Joe Walsh(5)	2023	$176,513			$0			$176,513
	2022	$137,500			$225,000			$362,500
		$0

David Gascoigne(6)	2023	$18,750			$0			$18,750
	2022	$110,455				$132,267		$242,721

Lisa Embree(7)	2024	$75,000		$93,484				$168,484
	2023	$225,000			$0	$50,000		$275,000
	2022	$106,250	$27,231		$30,000			$163,481

Debra Reinhart(8)	2023	$220,074			$0			$220,074
	2022	$163,000			$54,000	$29,000		$246,000
	2021	$134,000			$25,000			$159,000
	2020	$122,667	$15,050		$50,000			$187,717
	2019		$109,130

	TOTALS						Warrants
	2023				$25,000
	2022				$419,000		$411,000
	2021				$35,000
	2020				$150,000
	2019				$0

(1)	Paul Casey served as a consultant to the Company from January 2022 through May 31, 2022. Mr. Casey served as an employee effective June 1, 2022 through his retirement on March 29, 2024, which terminated his employment as of that date. Mr. Casey’s RSUs totaling 45,000 vest on December 31, 2024 at $0.71 grant date price.
(2)	Aaron Green employment commenced in May 2023. Mr. Green’s 2024 bonus was approved but is not yet paid. RSUs totaling 200,000 vest in May 2024, and 45,000 RSUs vest December 31, 2024 at $0.71 grant date price.
(3)	Doug Arent’s employment terminated on October 4, 2023.
(4)	Saurabh Mathur employment commenced January 17, 2022 and terminated on October 31, 2022.
(5)	Joe Walsh’s start date was July 16, 2022 and his employment terminated on July 14, 2023.
(6)	David Gascoigne start date was September 12, 2022 and his employment terminated on January 18, 2023.
(7)	Lisa Embree served as a consultant commencing January 2022 through April 15, 2022 and has served as an employee since April 16, 2022. Ms. Embree’s RSUs will vest December 31, 2024 at $0.71 grant date price.
(8)	Debra Reinhart served as a consultant commencing November 14, 2018 to February 2, 2020 and her employment commenced February 3, 2020 and her employment terminated on October 4, 2023.

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Executive Employment Arrangements

In connection with the Closing of the Business Combination, the Company has entered into employment agreements (the “Employment Agreements”) with executive officers: Aaron Green, Lisa Embree, and Paul Casey (Chief Executive Officer). The Employment Agreements provide for at-will employment that may be terminated by the Company with or without cause, by the executive with or without good reason, or mutually terminated by the parties.

The Employment Agreement for Mr. Green provides for $350,000 annual salary, eligibility to receive an annual cash performance bonus of $175,000 upon his achievement of the performance goals set by the Company’s CEO and Board of Directors, and eligibility to receive 600,000 of the Company’s outstanding shares at closing, as part of the Company’s Restricted Stock Unit Plan, subject to the approval of the Company’s Board of Directors. In the event that his employment is terminated by the Company without Cause (as defined in the Employment Agreement), or is terminated by Mr. Green for Good Reason (as defined in the Employment Agreement), after six months of employment, and he signs and does not revoke a standard release of claims with the Company in a form reasonably satisfactory to the Company’s Board of Directors (a “Release”), which Release becomes irrevocable no later than sixty (60) days (the “Release Deadline”), after the date of his termination of employment (the “Termination Date”) he will be entitled to the following severance payment, as follows: (a) if the Termination Date is after six (6) months’ of employment, but before he has completed 12 months’ of employment, he will receive three (3) months’ salary; and (b) if the Termination Date is after 12 months’ employment he will receive six (6) months’ salary. If the Release does not become effective and irrevocable by the Release Deadline, he will forfeit any right to severance.

The Employment Agreement for Ms. Embree provides for $225,000 annual salary, eligibility to receive an annual cash performance bonus of twenty-five percent (25%) of her annual salary upon her achievement of the performance goals set by the Company’s CEO and Board of Directors, and eligibility to receive 260,000 of the Company’s outstanding shares, as part of the Company’s Restricted Stock Unit Plan, subject to the approval of the Company’s Board of Directors. In the event that her employment with the Company is terminated by the Company without Cause (as defined in the Employment Agreement) or is terminated by Ms. Embree for Good Reason (as defined in the Employment Agreement) she will receive six (6) months’ salary as a Severance Payment.

The Employment Agreement for Mr. Casey provides for $144,000 annual salary, eligible to receive 147,000 shares of stock upon the successful fundraising of an amount equal to or greater than $5,000,000 and, as part of the Company’s Restricted Stock Unit Plan, further equity will be rewarded to Mr. Casey subject to the approval of the Company’s Board of Directors. On March 27, 2024, Paul J. Casey, Chief, Chief Executive Officer of the Company, notified the Company of his intention to retire as Chief Executive Officer of the Company effective March 29, 2024. Mr. Casey continues to serve as a member of the Board of the Company. In connection with Mr. Casey’s service on the Advisory Board of the Company, the Board approved a Stock Option Grant providing for the grant of 147,000 five-year options exercisable at $1.00 per share adviser to Mr. Casey.

2022 Equity Incentive Plan

In connection with the closing of the Business Combination, Data Knights’ shareholders approved the 2022 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to allow non-employee directors and selected employees, officers and consultants (“Grantees”) to acquire equity ownership in the Company, thereby strengthening their commitment to the Company’s success and incentivizing their efforts on behalf of the Company. The Plan is also intended to assist the Company in attracting new employees and Board members and retaining existing ones. Finally, the Plan supports and increases our ability to facilitate the sustained progress, growth and profitability of the Company.

The Compensation Committee of our Board (the “Committee”) administers the Plan and has full power to grant stock options and common stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, as it believes reasonable and proper. Any decision made or action taken by the Committee arising out of or in connection with the interpretation and administration of the Plan will be final and conclusive. The Committee, in its absolute discretion, may award common stock to employees, consultants, and directors of the Company, and such other persons as the Committee may select, and permit holders of options to exercise such options prior to full vesting.

In the event that our outstanding common stock is changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, equitable adjustment will be made to the aggregate number and kind of shares subject to stock options which may be granted under the Plan.

The Committee may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as it may deem appropriate and in our best interest.

Director Compensation

OneMedNet reimburses all of its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board. On April 19, 2025, the Compensation Committee of the Board adopted a director compensation policy (the “Director Compensation Policy”). The Director Compensation Policy provides for the annual automatic grant of 45,000 shares of OneMedNet’s common stock to each of OneMedNet’s directors for each full year of service. Such grants will occur annually at year end on the one-year anniversary thereafter. No compensation was paid to our Board for services through December 31, 2023 following the closing of the Business Combination.

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ISSUANCE PROPOSAL

(Notice Item 1)

Background and Description of Proposal

Financing Transaction

On March 28, 2024, OneMedNet Corporation (the “Company”) entered into a definitive securities purchase agreement (the “Securities Purchase Agreement”) with Helena Global Investment Opportunities 1 Ltd. (the “Investor”), an affiliate of Helena Partners Inc., a Cayman-Islands based advisor and investor providing for up to USD$4.54 million in funding through a private placement for the issuance of senior secured convertible notes (the “Notes”). In connection with the issuance of the Notes, the Company will issue to the Investor common stock purchase warrants (the “Warrants”) across multiple tranches (the “Tranches”) consisting of an initial tranche (the “Initial Tranche”) of (i) an aggregate principal amount $2,000,000.00 and including an original issue discount (“OID”) of up to an aggregate of $300,000.00 plus Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts (defined below). The second tranche (the “Second Tranche”) consists of an aggregate principal amount of Notes of up to $350,000.00 and including an OID of up to $52,500.00 and Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranche. The Securities Purchase Agreement contemplates three subsequent Tranches each of which shall be in an aggregate principal amount of Notes of up to $1,000,000 each and each including an OID of 15.0% of the applicable principal amount, and Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranches.

Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek shareholder approval in certain circumstances, including, prior to the issuance, in a transaction other than a public offering, of more than 20% of the company’s outstanding common stock or voting power outstanding before the issuance, at a price that is less than the Minimum Price (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market). In connection with the Offering, we agreed to seek approval of our stockholders for the issuance of common stock pursuant to the Notes and Warrants under the Securities Purchase Agreement, consisting of up to 10,969,225 shares of common stock potentially to be issued to Helena Global Investment Opportunities 1 Ltd. representing up to (a) 7,312,817 shares of common stock upon conversion of up to $4,547,500 of funding to the Company pursuant to the Securities Purchase Agreement and convertible promissory notes dated March 28, 2024, and (b) 3,656,408 shares underlying 3,656,408 warrants related to the financing and the percentage ownership assumes conversion of the notes and exercise of the warrants.

Reasons for the Common Stock Financing

As of December 31, 2023, our cash and cash equivalents were approximately $0.5 million. In January 2024, our Board determined that it was necessary to raise additional funds for general corporate purposes.

We believe that the Offering was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Offering, our Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.

Securities Purchase Agreement

On March 28, 2024, OneMedNet Corporation (the “Company”) entered into a definitive securities purchase agreement (the “Securities Purchase Agreement”) with Helena Global Investment Opportunities 1 Ltd. (the “Investor”), an affiliate of Helena Partners Inc., a Cayman-Islands based advisor and investor providing for up to USD$4.54 million in funding through a private placement for the issuance of senior secured convertible notes (the “Notes”). In connection with the issuance of the Notes, the Company will issue to the Investor common stock purchase warrants (the “Warrants”) across multiple tranches (the “Tranches”) consisting of an initial tranche (the “Initial Tranche”) of (i) an aggregate principal amount $2,000,000.00 and including an original issue discount (“OID”) of up to an aggregate of $300,000.00 plus Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts (defined below). The second tranche (the “Second Tranche”) consists of an aggregate principal amount of Notes of up to $350,000.00 and including an OID of up to $52,500.00 and Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranche. The Securities Purchase Agreement contemplates three subsequent Tranches each of which shall be in an aggregate principal amount of Notes of up to $1,000,000 each and each including an OID of 15.0% of the applicable principal amount, and Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranches.

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The purchase price of a Note and its accompanying Warrant shall be computed by subtracting the portion of the OID represented by that such Note from the portion of the principal amount represented by such Note (a “Purchase Price”). The Securities Purchase Agreement defines Warrant Share Amounts means in respect of any Warrant issued in a Closing the initial amount of shares of Common Stock (the “Warrant Shares”) for which such Warrant may be exercised and which shall be equal to the applicable principal amount of the Note issued to the Investor in such closing multiplied by 50% and divided by the 95% of lowest VWAP over the ten Trading Day period immediately preceding the applicable Closing Date.

In connection with the closings of each Tranche, a portion of the proceeds will be held in escrow (the “Escrow”) pursuant to an executed Escrow Agreement dated as of March 28, 2024 in accordance with the following: (i) $1,350,000.00 of the net proceeds of the Initial Tranche will be paid into the Escrow Account for distribution in accordance with the release of proceeds conditions (the “Release Conditions” discussed below), with the balance of the net proceeds paid to the Company less initial closing expenses relating to such Initial Tranche; (ii) 100% of the net proceeds of the Third Tranche shall be paid into the Escrow Account for distribution in accordance with the Release Conditions; and (iii) 75% of the net proceeds of the Third Tranche shall be paid into the Escrow Account for distribution in accordance with the Release Conditions with the balance of the net proceeds of the Third Tranche being paid to the Company less initial closing expenses relating to such Third Tranche.

To the extent the number of shares of Common Stock issued in connection with the Offering is greater than anticipated, the market price of our Common Stock could decline further.

The Securities Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

The Securities Purchase Agreement contains representations and warranties of us and the Investors, which are typical for transactions of this type. In addition, the Securities Purchase Agreement contains customary covenants on our part that are typical for transactions of this type. Also in connection with the Securities Purchase Agreement, the Company and the Investor also entered into a Registration Rights Agreement, dated as of March 28, 2024 (the “RRA”), providing for the registration of the Note shares (the “Note Conversion Shares”) and the Warrant Shares (the “Registerable Securities”).

The Securities Purchase Agreement also contains the obligation on the Company to seek the approval of the holders of the requisite number of the outstanding shares of Common Stock to ratify and approve the issuance of shares of Common Stock issued and potentially issuable to the investor thereunder, all as may be required by the applicable rules and regulations of Nasdaq. This Issuance Proposal is intended to fulfill this final covenant. The special meeting is being held and this Issuance Proposal is being submitted to our stockholders in order to achieve Nasdaq stockholder approval.

Warrants

The following is a brief summary of certain terms and conditions of the Warrants in the Offering:

Exercise Price - The warrants offered hereby will have an exercise price of $ 0.682 per share. The warrants will be immediately exercisable and may be exercised at any time on or after the initial exercise date and on or before the five-year anniversary of the date of issuance.

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Exercisability - The warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s warrants to the extent that the holder would own more than 4.99% (or 9.99%, at the holder’s election) of our outstanding Common Stock immediately after exercise, except that upon notice from the holder to us, the holder may decrease or increase the limitation of ownership of outstanding stock after exercising the holder’s warrants up to 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants, provided that any increase in such limitation shall not be effective until 61 days following notice to us.

Transferability - A warrant may be transferred at the option of the holder upon surrender of the warrant to us together with the appropriate instruments of transfer.

Fractional Shares - No fractional shares of Common Stock will be issued upon the exercise of the warrants. Rather, the number of shares of Common Stock to be issued will, at our election, either be rounded up to the nearest whole number or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Rights as a Shareholder - Except as otherwise provided in the warrants or by virtue of the holders’ ownership of shares of our Common Stock, the holders of warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until such warrant holders exercise their warrants.

Waivers and Amendments - No term of the warrants may be amended or waived without the written consent of the holder of such warrant.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company and the Investor also entered into a Registration Rights Agreement, dated as of March 28, 2024 (the “RRA”), providing for the registration of the Note shares (the “Note Conversion Shares”) and the Warrant Shares (the “Registerable Securities”). The Company has agreed to prepare and file a registration statement (the “Registration Statement”) with the SEC promptly, and in any event within 30 days of the closing of the private placement, which filing occurred on April 17, 2024, which is subject to amendment in response to the SEC’s comments.

The Company has granted the investor customary indemnification rights in connection with the Registration Rights Agreement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The securities to be issued pursuant to the Securities Purchase Agreement was made pursuant to a private placement in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as promulgated by the Securities and Exchange Commission under the Securities Act.

In connection with the Offering, pursuant to an engagement letter between EF Hutton LLC (the “Placement Agent”) and us, the Placement Agent is entitled to a cash fee equal to 7% of the gross proceeds from any sale of securities in the Offering.

Effect of Issuance of Securities

In connection with the Offering, we agreed to seek approval of our stockholders for the issuance of the Note Conversion Shares and the Warrant Shares. The potential issuance of the Note Conversion Shares and the Warrant Shares would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the investors convert their Note or exercise their Warrants. Because of the uncertainty of whether to the extent that the investors convert their Note or exercise their Warrants, the exact magnitude of the dilutive effect of the Note Conversion Shares and the Warrant Shares cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

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Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Offering, the 20% threshold is determined based on the shares of our common stock outstanding immediately preceding the Offering, which we signed on March 28, 2024.

Prior to closing the Offering, we had 23,850,010 shares of common stock outstanding. Therefore, the potential issuance of the Note Conversion Shares and the Warrant Shares would have constituted greater than 20% of the shares of common stock outstanding prior to giving effect to the financing. We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of 20% of the shares of common stock outstanding on the original date of entry into the Securities Purchase Agreement.

Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive up to an additional approximately $ 2.5 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We have no control over whether the holders of the Notes convert to Common Stock or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of the Note Conversion Shares and the Warrant Shares that may be issued. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock under the terms of the Offering. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the holders of the Note and Warrants under the terms of the Offering.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of common stock.

Future issuances of securities in connection with the Offering, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued to the holders of the Note and Warrants under the terms of the Offering could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because the holders of the Note and Warrants, under the terms of the Offering, have agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our common stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our common stock.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Offering was the only viable financing alternative available to us at the time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of common stock to the holders of the Note and Warrants in connection with the Offering. We do not anticipate having sufficient funds to make any substantial cash payments to the holders of the Notes.

Vote Required and Board’s Recommendation

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock under the Offering. The approval of this Issuance Proposal requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE NOTWS AND WARRANTS, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH NOTES AND WARRANTS, IN SATISFACTION OF THE NASDAQ LISTING RULE 5635(D), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 2

ELECTION OF DIRECTORS

On March 29, 2024, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Mr. Aaron Green to fill the vacancy created by the retirement of R. Scott Holbrook for a term of three years to serve until the 2026 annual meeting of stockholders, and his respective successor has been elected and qualified.

Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board consists of eight members classified into three classes as follows: (1) Erkan Akyuz, Paul Casey, and Robert Golden constitute the Class I directors and their current term will expire at the 2024 annual meeting of stockholders; (2) Eric Casaburi, Dr. Julianne Huh and Dr. Thomas Kosasa constitute the Class II directors and their current term will expire at the 2025 annual meeting of stockholders, and (3) Dr. Jeffrey Yu and Aaron Green constitute the Class III directors and their current term expires at the 2026 annual meeting of stockholders.

Our Board has voted to nominate Erkan Akyuz, and Robert Golden for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders, and until their respective successors are elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Erkan Akyuz, Paul Casey, and Robert Golde. as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our Board may recommend in that nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director. A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.

THE BOARD RECOMMENDS THE ELECTION OF ERKAN AKYUZ, PAUL CASEY, AND ROBERT GOLDEN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

Our Board knows of no other business that will be presented to the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, we must receive stockholder proposals no later than May 29, 2024. All stockholder proposals should be marked for the attention of Secretary, OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250 Eden Prairie, MN 55344.

Our predecessor entity, Data Knights Acquisition Corp., held its 2023 annual meeting on October 18, 2023. To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice, in accordance with Rule 14a-19(b) under the Exchange Act, to our Secretary at our principal executive offices, which sets forth the information required by Rule 14a-19 under the Exchange Act, which should be no later than August 19, 2024, which is after the 2024 annual meeting so please kindly provide notice no later than May 26, 2024.

OneMedNet Corporation

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

May 16, 2024

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